BlackRock FundsSM

BlackRock Money Market Portfolio

BlackRock Municipal Money Market Portfolio

BlackRock New Jersey Municipal Money Market Portfolio

BlackRock North Carolina Municipal Money Market Portfolio

BlackRock Ohio Municipal Money Market Portfolio

BlackRock Pennsylvania Municipal Money Market Portfolio

BlackRock U.S. Treasury Money Market Portfolio

BlackRock Virginia Municipal Money Market Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 1, 2015 to the
Statement of Additional Information of each Fund

Effective on September 1, 2015, Part II of each Fund’s Statement of Additional Information is amended as follows:

The first paragraph in the section entitled “Purchase of Shares — Purchase of Shares of BlackRock Funds Portfolios — Institutional Shares” in Part II of each Fund’s Statement of Additional Information is deleted in its entirety and replaced with the following:

Purchase of Shares. Certain of the Funds offer Institutional Shares as described in each such Fund’s Prospectus. In addition, the following investors may purchase Institutional Shares: employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, Bank of America Corporation (“BofA Corp.”), The PNC Financial Services Group Inc., Barclays PLC or their respective affiliates; individuals and “Institutional Investors” with a minimum initial investment of $2 million who may purchase shares of a Fund through a financial intermediary that has entered into an agreement with the Distributor to purchase such shares (“Institutional Investors” include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations, and insurance company separate accounts); employer-sponsored retirement plans (which, for this purpose, do not include SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a financial intermediary that has entered into an agreement with the Distributor to purchase such shares; investors of financial intermediaries that: i) charge such investors a fee for advisory, investment consulting, or similar services or ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform, in each case, with a minimum initial investment of $1,000; clients of the trust departments of PNC Bank and Bank of America, N.A. and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans), (ii) otherwise have investment discretion, or (iii) act as custodian for at least $2 million in assets; and holders of certain BofA Corp. sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund.

Shareholders should retain this Supplement for future reference.